UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 30, 2024

Gulf Resources, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Level 11,Vegetable Building, Industrial Park of the East City,

Shouguang City, Shandong, China 262700

________________________________________________

(Address of principal executive offices and zip code)

+86 (536) 567 0008

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(Registrant's telephone number including area code)

________________________________________________

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0005 par value	GURE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 30, 2024, Shouguang Hengde Salt Industry Co. Ltd ( “SHSI” or “Party B”), a wholly owned subsidiary of Gulf Resources, Inc. (the “Registrant” or the “Company”), and each of Shouguang Qingshuibo Farm Co., LTD., Shouguang City Yangkou Town Dingjia Zhuangzi Village Stock Economic Cooperative, Shouguang City Yangkou Town Renjia Zhuangzi Village Stock Economic Cooperative, Shouguang City Yangkou Town Shanjia Zhuangzi Village Stock Economic Cooperative, Shouguang City Yangkou Town Zhengjia Zhuangzi Village Stock Economic Cooperative, respectively (each “Party A”) mutually acknowledged and confirmed that the salt land provided by each Party A meets the acquisition criteria, is in the anticipated usable condition, and has been accepted and handed over to Party B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Min Li
Name:	Min Li
Title:	Chief Financial Officer

Dated: January 6, 2024